UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2007
LESCO, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ohio	0-13147	34-0904517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 East 9th Street, Suite 1300 Cleveland, Ohio (Address of Principal Executive Offices)	44114 (Zip Code)
(216) 706-9250
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 OTHER EVENTS
ITEM 8.01 OTHER EVENTS
On April 27, 2007, LESCO, Inc. issued a press release announcing that Institutional Shareholder Services has recommended that LESCO, Inc. shareholders vote “FOR” the adoption of the merger agreement among LESCO, Inc., Deere & Company and Deere Merger Sub, Inc at the May 3, 2007 Special Meeting of Shareholders. The press release is furnished as Exhibit 99.1 hereto.
SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
     None.
(b) Pro Forma Financial Information.
     None.
(c) Exhibits.
99.1	LESCO, Inc. press release dated April 27, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LESCO, Inc.
By:	/s/ Jeffrey L. Rutherford
Jeffrey L. Rutherford,
President and Chief Executive Officer

Date: April 27, 2007